UNITED   STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2008

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction  of Incorporation)

001-33537	20-2903562
(Commission File Number)	(IRS Employer Identification No.)

No. 2, Jing You Road
Kunming National Economy &
Technology Developing District
People’s Republic of China 650217	N/A
(Address of Principal Executive Offices)	(Zip Code)

0086-871-728-2628
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2008, Gene Michael Bennett notified the Company of his offer of resignation as a director of the Board of Directors and as a member of Audit Committee of China Shenghuo Pharmaceutical Holdings, Inc. (the “Company”), effective December 31, 2008. His resignation has been accepted by Chairman and CEO, Mr. Guihua Lan, on behalf of the Company effective October 28, 2008 after discussion among the Company’s directors, Guihua Lan, Feng Lan and Zhengyi Wang, and the independent director and Chair of Audit Committee, Mr. Yunhong Guan. Accordingly, Mr. Bennett is no longer a member of the Board of Directors or of the Audit Committee.

The Company’s directors have elected Dr. Jason Yuanxin Zhang, Managing Director of Bank of Montreal Capital Markets, to take the position of the independent director and a member of Audit Committee and fill the vacancy created by Mr. Bennett’s resignation effective October 29, 2008. Dr. Zhang will also be nominated as a director at the next Annual Shareholder Meeting. Dr. Jason Zhang’s resume is attached as Exhibit 99.1. The management and the Board of the Company believe that the addition of Mr. Zhang as an independent director will further promote the Company’s internal controls enhancement efforts and further enhance the Company’s corporate governance processes.

In connection with his resignation, Mr. Bennett advised the Company that he believed it has poor corporate governance processes and that it did not communicate well with him or provide requested information. The Company strongly disagrees with Mr. Bennett’s assertions and believes it has proactively addressed its corporate governance responsibilities.

A copy of Mr. Bennett’s resignation letter and related correspondences sent to the Company by Mr. Bennett concerning his resignation are attached to this Current Report on Form 8-K as Exhibits 17.1 and 17.2, respectively, which are incorporated herein by reference.

The Company has provided Mr. Bennett with a copy of the above disclosures in conjunction with the filing of this Form 8-K.  The Company has requested that Mr. Bennett deliver to the Company a letter if he does not agree with the statements made by the Company.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
17.1	Resignation Letter of Gene Michael Bennett
17.2	Correspondences from Mr. Bennett to the Company regarding his resignation
99.1	Resume of Dr. Jason Yuanxin Zhang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
Date: October 30, 2008
	By:	/s/ Gui Hua Lan
Name: Gui Hua Lan
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
17.1	Resignation Letter of Gene Michael Bennett
17.2	Correspondences from Mr. Bennett to the Company regarding his resignation
99.1	Resume of Dr. Jason Yuanxin Zhang